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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  August 31, 2005

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                  001-14116                  33-0459135
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 31, 2005, the registrant, Consumer Portfolio Services, Inc. ("CPS"), its wholly owned subsidiary Page Funding LLC ("Borrower") and UBS Real
Estate Securities Inc. ("Lender") amended certain agreements governing a $125 million revolving warehouse credit facility. Under this facility, CPS sells eligible receivables to the Borrower, which in turn pledges the receivables as collateral for borrowings from Lender. The amendments increased the facility limit to $200 million from $125 million.

CPS disclaims any implication that the agreements so amended are other than agreements entered into in the ordinary course of CPS's business.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

Two exhibits are filed herewith:

EXHIBIT NUMBER    DESCRIPTION
10.1 Amendment dated August 31, 2005 to the Amended and Restated Sale and Servicing Agreement dated as of June 29, 2005.
10.2     Supplement dated August 31, 2005 to Indenture dated as of June 30,
         2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.

Dated: September 1, 2005             By: /s/ ROBERT E. RIEDL
                                         ----------------------------------
                                         Robert E. Riedl
                                         Sr. Vice President and Chief
                                         Financial Officer

                                         Signing on behalf of the registrant
                                         and as principal financial officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION

10.1 Amendment dated August 31, 2005 to the Amended and Restated Sale and Servicing Agreement dated as of June 29, 2005.

10.2     Supplement dated August 31, 2005 to Indenture dated as of June 30,
         2004.